SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                              SECOND AMENDMENT TO
                                 CURRENT REPORT
                           ON FORM 8-K



             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



Date of Report :  July 11, 1996 (Date of earliest event reported)
                 ---------------

                            (December 15, 1995 )
                     ---------------------------



                                  MANAGEMENT TECHNOLOGIES, INC.
                -----------------------------------------------

             (Exact name of Registrant as specified in its Charter)


                           NEW YORK                                (State of
- -------------------------------------------------------------------

other jurisdiction of incorporation)
     0-17206                              13-3029797
- ---------------------               ----------------

Commission File No.                 I.R.S. Employer Identification


630 Third Avenue, New York, NY        10017
- ------------------------------     --------

Address of principal                         Zip Code
executive offices


      (212) 557-0022
- --------------------

Registrant's telephone number,
including area code
ITEM 5.  OTHER EVENTS


     On December 15, 1995, Management Technologies, Inc. ("the Company") entered into a letter agreement (the "Letter Agreement") with Israel Trading Fund Ltd. ("ITF") and Select Capital Advisors, Inc. ("Select Capital") with regard to the placement and subscription of the Company's 9% Subordinated Convertible Debentures (the "Debentures") in the original aggregate amount of $6,000,000, maturing on December 31, 1997, pursuant to a resolution of the Company's Board of Directors. Under the Letter Agreement, the Debentures were to be subscribed in four tranches as follows:
1. The Series A Debentures, in the original amount of $1,250,000 were due to close on or prior to December 15, 1995, subject to the Company's arranging for its management or others (1) to acquire $1,000,000 of common shares of the Company ("Shares") on or prior to December 22, 1995 and (2) to execute a commitment prior to such date for the acquisition of $250,000 of additional Shares which note will mature on or prior to April 30, 1996. The Company met the conditions precedent for the closing of the Series A debentures as evidenced in letters dated December 15, 1995 and annexed hereto as Exhibits 10.181 and 10.182. The amount of the Series A Debentures was increased to $1,950,000 by letter agreement dated December 22, 1995. The Series A Debentures are convertible at the lower of $.48 per share or 62.5% of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5)
     consecutive business days immediately preceding the conversion date.   On
     December 29, 1995, the Company completed all of the transactions wherein the Company issued six Series A Debentures in the aggregate amount of $1,850,000 as follows:
        HOLDER                AMOUNT           CLOSING DATE

        Torah                 $600,000         December 20,
        Vachesed                               1995
        Lezra Vesad
        Shulamit              $550,000         December
        Pritzker                               20,1995
        Dovasar               $200,000         December 29,
        S.A.                                   1995
        Aaron Meyer           $400,000         December
        Gee                                    22,1995
        Chava                 $100,000         December 29,
        Fischman                               1995

     The following tranch "A" debentures have been presented for conversion at $0.48 per share:
CONVERSION                           CONVERSIOn
DATE         HOLDER        AMOUNT    SHARES

February 8,  Schulamit     $120,000  256,000
1996         Pritzker
February 20, Torah         $300,000  625,000
1996         Vachesed
             Lezra Vesad
February 26, Shulamit      $200,000  416,667
1996         Pritzker
March 4,     Torah         $300,000  625,000
1996         Vachesed
             Lezra Vesad
March 4,     Dovasar S.A.  $200,000  416,667
1996
March 4,     Chava         $100,000  208,333
1996         Fischman
March 22,    Dovosar S.A.  $200,000  416,667
1996
April 22,    Aron Meyer    $250,000  520,833
1996         Gee

2. The Series B Debentures, in the amount of $1,500,000 were due to close on or prior to February 10, 1996, subject to the Company's not suffering a loss for the quarter ending January 31, 1996 per the Company's unaudited financial statements for the quarter ending January 31, 1996, as certified by the Company's President and Chief Financial Officer. The Series B Debentures are convertible at the lower of $.53 per share or 62.5% of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5) consecutive business days immediately preceding the conversion date. On February 16, 1996, the Company completed transactions wherein the Company issued Series B Debentures in the aggregate amount of $1,500,000 as follows:
HOLDER          AMOUNT     CLOSING DATE
Henry           $300,000   January 25, 1996
Zieleniec
Raphael         $100,000   January 29, 1996
Lapidus
Miriam Herzel   $100,000   January 29, 1996
Yosef Yud       $400,000   January 29, 1996
Menachem Begun  $450,000   January 29, 1996
Shulamit        $150,000   February 16, 1996
Pritzker

     On March 12, 1996, the Company filed a Quarterly Report on Form 10-QSB with the Securities and Exchange Commission showing a net profit of $17,000 for the quarter ended January 31, 1996.
3. The Series C Debentures, in the original amount of $1,500,000 was due to close on or prior to March 15, 1996 subject to the Company entering into at least two contracts with financial institutions for the purchase of the Company's products, which contracts would generate not less than $2,000,000 in gross revenues, and not less than $1,000,000 in gross revenues would be
     recognisable on or prior to April 30, 1996.   The Company met said
     condition by the closing of software sales to Cariplo and Landes Rheinland Pflaz which will generate $2,400,000 in gross revenue, of which $1,600,000 will be recognized on or prior to April 30, 1996. The Board of Directors of the Company resolved to approve an amendment to the terms and amount of the Series C Debentures, and pursuant to said resolution, the Company, ITF and Select Capital agreed to amend the Letter Agreement to increase Tranch "C" to $3,550,000 and to amend the Tranch "C" conversion terms to the lower of $0.85 per share or 62.5% of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five
     (5) consecutive business days immediately preceding the conversion date from the lower of $1.04 per share or 62.5% of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5) consecutive business days immediately preceding the
     conversion date.   On March 26, 1996, the Company completed transactions
     wherein the Company issued Series C Debentures in the aggregate amount of $3,550,000 as follows:
HOLDER             AMOUNT       CLOSING DATE
Shulamit Pritzker    $650,000   February 28, 1996
Joseph Weinburg      $500,000   February 28, 1996
Torah Vachesed       $400,000   February 28, 1996
Lezra Vesad
Josef Yud            $500,000   February 28, 1996
Aaron Meyer Gee      $500,000   February 28, 1996
Dovasar S.A.         $500,000   February 28, 1996
Israel Daniel Levy   $190,000   March 26, 1996
Josef Yud            $110,000   March 26, 1996
Mary Park            $200,000   March 26, 1996
Properties, Ltd.

     The following tranch "C" debentures have been presented for conversion:
CONVERSION                           CONVERSIOn
DATE         HOLDER        AMOUNT    SHARES

April 25,    Schulamit     $650,000  1,116,780
1996         Pritzker
May 8, 1996  Aaron Meyer   $500,000  895,106
             Gee
May 8, 1996  Josef Yud     $175,000  313,339
May 24, 1996 Torah         $100,000  185,508
             Vachesed
             Lezra Vesad
May 28, 1996 Josef Yud     $175,000  334,381
July 2, 1996 Daniel Levy   $102,400  227,450
July 10,     Torah         $300,000  711,111
1996         Vachesed
             Lezra Vesad



4. Series D Debenture, in the original amount of $1,750,000 was due to close on or prior to May 15, 1996, at the option of the Company and at the option of ITF and Select Capital, subject to the Company not suffering a loss in the fiscal year ending April 30, 1996 per the Company's unaudited financial statements for the year ending April 30, 1996, as certified by the
     Company's President and Chief Financial Officer.   The Board of Directors
     of the Company resolved to approve an amendment to the terms and amount of the Series D Debentures, and pursuant to said resolution, the Company, ITF and Select Capital agreed to amend the Letter Agreement to increase Tranch "D" to $3,000,000 and to amend the Tranch "D" conversion terms to the lower of $0.60 per share or 62.5% of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five
     (5) consecutive business days immediately preceding the conversion date from the lower of $1.38 per share or 62.5% of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5) consecutive business days immediately preceding the
     conversion date.   On May 20, 1996, the Company completed transactions
     wherein the Company issued one Series D Debentures as follows:
HOLDER             AMOUNT       CLOSING DATE
Michal Afi           $500,000   May 20, 1996

     The Debentures are all due and payable on December 31, 1997, and all principal and interest is convertible by the Holders thereof into Shares. The conversion period starts 45 days from the closing date of the respective Debenture issuances and ends on the maturity date of the respective Debentures. In the event that the Debentures are not converted by the Holders thereof at maturity, then in that event, the Debentures are automatically converted by their terms into Shares. The Shares to be issued upon conversion are issued pursuant to a Regulation "S" exemption of the Securities Act of 1933, as amended. The Holders have represented that they qualify pursuant to the exemption.
     The Company agreed to pay 5% of face amount of all Debentures ("Gross proceeds") to ITF, 5% of Gross Proceeds Select Capital, 3% of Gross Proceeds to Barrocas & Behzadi Investments and 0.5% to London Select Entreprises Ltd. In addition, the Company agreed to issue to Barrocas & Behzadi that number of shares equivalent to 1% of the Gross Proceeds, with a share price based on the lower of $0.75 per Share or the bid price on the Debentures closing date, and 1 one (1) warrant (the "Warrants") to purchase one (1) Share per $10 of Gross Proceeds as directed by ITF and Select Capital. The Warrants are exercisable at after June 15, 1996 at $0.69 per Share and expire in two and a half years.

ITEM 7.  EXHIBITS
10.115. Copy of Letter Agreement dated December 15, 1995 with Israel Trading Fund, Ltd. and Select Capital Advisors, Inc. (*)
10.116. Copy of Letter Agreement dated December 22, 1995 with Israel Trading Fund, Ltd. and Select Capital Advisors, Inc. (*)
10.117 Copy of Agreement For Consulting Services with Barrocas and Behzadi Investments dated November 27, 1995. (*)
10.118         Copy of 9% Convertible A Debenture issued to Torah Vachesed Lezra
               Vesad dated    December 19, 1995. (*)
10.119         Copy of Escrow Agreement with Barry B. Globerman, dated December
               20, 1995.
10.120         Copy of a Treasury Order dated December 20, 1995. (*)
10.121 Copy of an Offshore Securities Subscription Agreement with Torah Vachesed Lezra Vesad dated December 20, 1995. (*)
10.122 Copy of 9% Convertible A Debenture issued to Schulamit Pritzker dated December 19, 1995. (*)
10.123 Copy of Escrow Agreement with Barry B. Globerman, dated December 20, 1995. (*)
10.124         Copy of a Treasury Order dated December 20, 1995. (*)
10.125 Copy of an Offshore Securities Subscription Agreement with Schulamit Pritzker dated December 20, 1995 (*)
10.126 Copy of 9% Convertible A Debenture issued to Aaron Meyer Gee dated December 22, 1995. (*)
10.127 Copy of Escrow Agreement with Barry B. Globerman, dated December 22, 1995. (*)
10.128         Copy of a Treasury Order dated December 20, 1995. (*)
10.129 Copy of an Offshore Securities Subscription Agreement with Aaron Meyer Gee dated December 22, 1995 (*)
10.130 Copy of 9% Convertible A Debenture issued to Dovasar S.A., dated December 29, 1995. (*)
10.131 Copy of Escrow Agreement with Barry B. Globerman, dated December 29, 1995. (*)
10.132         Copy of a Treasury Order dated December 29, 1995. (*)
10.133 Copy of an Offshore Securities Subscription Agreement with Dovasar S.A. dated December 29, 1995 (*)
10.134         Copy of 9% Convertible A Debenture issued to Chava Fischman,
               dated December 29, 1995.      (*)
10.135 Copy of Escrow Agreement with Barry B. Globerman, dated December 29, 1995. (*)
10.136         Copy of a Treasury Order dated December 29, 1995. (*)
10.137 Copy of an Offshore Securities Subscription Agreement with Shava Fischman dated December 29, 1995 (*)
10.138         Copy of 9% Convertible B Debenture issued to Henry Zieleniec,
               dated January 25,   1996. (*)
10.139 Copy of Escrow Agreement with Barry B. Globerman, dated January 25, 1996. (*)
10.140         Copy of a Treasury Order dated January 25, 1996. (*)
10.141 Copy of an Offshore Securities Subscription Agreement with Henry Zieleniec dated January 25, 1996. (*)
10.142         Copy of 9% Convertible B Debenture issued to Raphael Lapidus,
               dated January 29,   1996. (*)
10.143 Copy of Escrow Agreement with Barry B. Globerman, dated January 29, 1996. (*)
10.144         Copy of a Treasury Order dated January 29, 1996. (*)
10.145 Copy of an Offshore Securities Subscription Agreement with Raphael Lapidus dated January 29, 1996. (*)
10.146 Copy of 9% Convertible B Debenture issued to Miriam Herzel, dated January 29, 1996. (*)
10.147 Copy of Escrow Agreement with Barry B. Globerman, dated January 29, 1996. (*)
10.148         Copy of a Treasury Order dated January 29, 1996. (*)
10.149         Copy of an Offshore Securities Subscription Agreement with Miriam
               Herzel dated   January   29, 1996  (*)
10.150         Copy of 9% Convertible B Debenture issued to Yosef Yud, dated
               January 29, 1996.   (*)
10.151 Copy of Escrow Agreement with Barry B. Globerman, dated January 29, 1996. (*)
10.152         Copy of a Treasury Order dated January 29, 1996  (*)
10.153 Copy of an Offshore Securities Subscription Agreement with Yosef Yud dated January 29, 1996. (*)
10.154 Copy of 9% Convertible B Debenture issued to Menachem M. Begun, dated January 30, 1996. (*)
10.155 Copy of Escrow Agreement with Barry B. Globerman, dated January 30, 1996. (*)
10.156         Copy of a Treasury Order dated January 30, 1996  (*)
10.157         Copy of an Offshore Securities Subscription Agreement with
               Menachem M. Begun   dated January 30, 1996. (*)
10.159 Letter Agreement between the Company, ITF and Select Capital dated February 28, 1996 (**)
10.160 Copy of 9% Convertible C Debenture issued to Shulamit Pritzker, dated February 28, 1996. (**)
10.161 Copy of Escrow Agreement with Barry B. Globerman, dated February 28, 1996. (**)
10.162         Copy of a Treasury Order dated February 27, 1996 (**)
10.163         Copy of an Offshore Securities Subscription Agreement with
               Shulamit Pritzker   dated February 27, 1996. (**)
10.164 Copy of 9% Convertible C Debenture issued to Joseph Weinburg, dated February 28, 1996. (**)
10.165 Copy of Escrow Agreement with Barry B. Globerman, dated February 28, 1996. (**)
10.166         Copy of a Treasury Order dated February 28, 1996   (**)
10.167 Copy of an Offshore Securities Subscription Agreement with Joseph Weinburg dated February 28, 1996. (**)
10.168         Copy of 9% Convertible C Debenture issued to Torah Vachesed Lezra
               Vesad, dated   February 28, 1996. (**)
10.169 Copy of Escrow Agreement with Barry B. Globerman, dated February 27, 1996. (**)
10.170         Copy of a Treasury Order dated February 27, 1996   (**)
10.171 Copy of an Offshore Securities Subscription Agreement with Torah Vachesed Lezra Vesad, dated February 28, 1996. (**)
10.172 Copy of 9% Convertible C Debenture issued to Yosef Yud, dated February 28, 1996. (**)
10.173 Copy of Escrow Agreement with Barry B. Globerman, dated February 28, 1996. (**)
10.174         Copy of a Treasury Order dated February 28, 1996. (**)
10.175 Copy of an Offshore Securities Subscription Agreement with Yosef Yud, dated February 28, 1996. (**)
10.176 Copy of 9% Convertible C Debenture issued to Aaron Meyer Gee, dated February 28, 1996. (**)
10.177 Copy of Escrow Agreement with Barry B. Globerman, dated February 28, 1996. (**)
10.178         Copy of a Treasury Order dated February 28, 1996. (**)
10.179 Copy of an Offshore Securities Subscription Agreement with Aaron Meyer Gee, dated February 28, 1996. (**)
10.180 Copy of 9% Convertible C Debenture issued to Dovasar S.A., dated February 29, 1996. (**)
10.181 Copy of Escrow Agreement with Barry B. Globerman, dated February 29, 1996. (**)
10.182         Copy of a Treasury Order dated February 29, 1996. (**)
10.183 Copy of an Offshore Securities Subscription Agreement with Dovasar S.A., dated February 29, 1996. (**)
10.184 Letter from Management Technologies, Inc. to Barry B. Globerman dated December 15, 1995. (**)
10.185 Letter from MTi Abraxsys Systems, Inc. to Management Technologies, Inc. dated December 15, 1995. (**)
10.187         Copy of 9% Convertible C Debenture issued to Israel Daniel Levy,
               dated March 26,     1996.
10.188         Copy of Escrow Agreement with Barry B. Globerman, dated March 26,
               1996.
10.189         Copy of a Treasury Order dated March 26, 1996
10.190         Copy of an Offshore Securities Subscription Agreement with Israel
               Daniel Levy, dated  March     26, 1996.
10.191 Copy of 9% Convertible C Debenture issued to Joseph Yud, dated March 26, 1996.
10.192         Copy of Escrow Agreement with Barry B. Globerman, dated March 26,
               1996.
10.193         Copy of a Treasury Order dated March 26, 1996
10.194 Copy of an Offshore Securities Subscription Agreement with Joseph Yud, dated March 26, 1996.
10.195 Copy of 9% Convertible C Debenture issued to Mary Park Properties, Ltd., dated March 26, 1996.
10.196         Copy of Escrow Agreement with Barry B. Globerman, dated March 26,
               1996.
10.197         Copy of a Treasury Order dated March 26, 1996
10.198 Copy of an Offshore Securities Subscription Agreement with Mary Park Properties, Ltd., dated March 26, 1996.
10.199 Copy of 9% Convertible D Debenture issued to Michal Alif, dated May 2, 1996.
10.200         Copy of Escrow Agreement with Barry B. Globerman, dated May 2,
               1996.
10.201         Copy of a Treasury Order dated May 2, 1996
10.202 Copy of an Offshore Securities Subscription Agreement with Michal Alif, dated May 2, 1996.
 (*) incorporated by reference to exhibit likewise numbered to the Company's current report on Form 8-K filed on February 8, 1996.
(**) incorporated by reference to exhibit likewise numbered to the Company's current report on Form 8-KA filed on March 27, 1996.
                                   SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MANAGEMENT TECHNOLOGIES, INC.
                              -----------------------------

                              (Registrant)
                              /s/ Peter Morris
                                  -------------------------------------

                              Peter Morris
                              President & Chief Operating Officer


Dated:    New York, New York